As filed with the Securities and Exchange Commission on November 28, 2000
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                  ------------

                                    FORM 8-K

                                  ------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report (Date of earliest
                                event reported):
                                November 20, 2000


                                   TREEV, INC.
             (Exact name of registrant as specified in its charter)



                         Delaware 001-11135 52-541590649
  (State of incorporation or organization) (Commission File No.) (IRS employer identification no.)



                            13900 Lincoln Park Drive
                             Herndon, Virginia 20171
                    (Address of principal executive offices)

                                 (703) 478-2260
              (Registrant's telephone number, including area code)





================================================================================

                                   TREEV, INC.

                                      INDEX

Information to be Included in the Report                               Page

Item 5.           Other Events                                           1

Item 7.           Exhibits                                               2

Signatures                                                               3

Item 5.  Other Events.

         As previously announced, TREEV, Inc., a Delaware corporation ("TREEV"), entered into an agreement and plan of merger with CE Computer Equipment AG, a German corporation ("CE"), on November 19, 1999 (the "Merger Agreement"). The merger was conditioned on its being accounted for as a pooling of interests. TREEV and CE amended and restated the merger agreement as of May 8, 2000 (the "Amended and Restated Merger Agreement") to reflect that the parties no longer intended to account for the merger as a pooling of interests and expected that CE will account for the transaction as a purchase transaction. On November 20, 2000, TREEV and CE executed Amendment No. 1, dated as of November 20, 2000 to the Amended and Restated Merger Agreement and the Merger Agreement ("Amendment No. 1"). Amendment No. 1 revises certain provisions of the Merger Agreement and the Amended and Restated Merger Agreement, including the extension of the termination date of the Merger Agreement to March 31, 2001. As previously announced, CE will issue a total of 6,650,000 Ordinary Shares in the form of American Depositary Shares (ADSs) in exchange for the outstanding shares of TREEV Common Stock and Preferred Stock and for the outstanding warrants and options for TREEV Common Stock.

         The foregoing description of the Merger Agreement, the Amended and Restated Merger Agreement, Amendment No. 1 and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which was previously filed as
Exhibit 2.1 to TREEV's Current Report on Form 8-K, dated November 19, 1999, and the Amended and Restated Merger Agreement, dated May 8, 2000, a copy of which was previously filed as Exhibit 2.2 to TREEV's Current Report on Form 8-K, dated May 9, 2000, each of which is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c)               Exhibits

2.1 Amended and Restated Agreement and Plan of Merger, dated as of May 8, 2000, by and between CE Computer Equipment AG and
                  TREEV, Inc. incorporated by reference to Exhibit 2.1 to TREEV's Current Report on Form 8-K relating to such Amended and Restated Agreement and Plan of Merger filed May 9, 2000.

2.2 Agreement and Plan of Merger, dated as of November 19, 1999, by and between CE Computer Equipment AG and TREEV, Inc. incorporated by reference to Exhibit 2.1 to TREEV's Current Report on Form 8-K relating to such Agreement and Plan of Merger filed December 3, 1999.

2.3 Amendment No. 1, dated as of November 20, 2000, to the Amended and Restated Agreement and Plan of Merger between CE Computer Equipment AG and TREEV, Inc., dated as of November 19, 1999 and amended and restated as of May 8, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TREEV, INC.
                                  (Registrant)



                                   By: /s/ Brian H. Hajost
                                   ----------------------
                                   Brian H. Hajost
                                   Executive Vice President


Dated:  November 27, 2000
                                      -3-